Concentration of Credit Risks	12 Months Ended
Dec. 25, 2021
Risks and Uncertainties [Abstract]
Concentration of Credit Risks

20.  Concentration of Credit Risks:

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents and trade receivables. The Company places its cash and cash equivalents with high credit quality financial institutions. Concentrations of credit risk with respect to sales and trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across geographic areas. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral.

For the year ended December 25, 2021, the largest two customers accounted for 47.6% of total revenues and 47.0% of the year-end accounts receivable balance. For the year ended December 26, 2020, the largest two customers accounted for 49.0% of total revenues and 45.1% of the year-end accounts receivable balance. No other customer accounted for more than 10% of the Company’s accounts receivables in 2021, 2020, nor 2019.

In each of the years ended December 25, 2021, December 26, 2020, and December 28, 2019, the Company derived over 10% of its total revenues from two separate customers which operated in each of the operating segments. The following table presents revenue from each customer as percentage of total revenue for each of the years ended:

	Year Ended	Year Ended	Year Ended
	December 25, 2021	December 26, 2020	December 28, 2019
Lowe’s	20.6%	22.5%	21.6%
Home Depot	27.0%	26.5%	24.7%